UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2013

Trovagene, Inc.

(Exact name of registrant as specified in its charter)

Delaware	27-2004382
(State or other jurisdiction	IRS Employer
of incorporation or organization)	Identification No.)

11055 Flintkote Avenue, Suite B

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 952-7570

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

On June 20, 2013, Trovagene, Inc. (the “Company”) entered into a Research Agreement (the “Agreement”) with Illumina, Inc. (“Illumina”) pursuant to which the parties will work together to evaluate the potential for integrating the Company’s transrenal technology for isolating, extracting and genetic analysis of nucleic acids from urine with Illumina’s genetic analysis sequencing technology (the “Research Plan”).  The parties have agreed that all results and reagents from the Research Plan will be shared between the parties.  The Agreement will terminate upon the earlier of 30 days after completion of the Research Plan or the one year anniversary of the Agreement unless extended by mutual written agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2013

TROVAGENE, INC.

	By:	/s/ Antonius Schuh
Antonius Schuh
Chief Executive Officer